[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

February 28, 2002

Corporate
High Yield
Fund II, Inc.

www.mlim.ml.com

CORPORATE HIGH YIELD FUND II, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund II, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Proxy Results

During the six-month period ended February 28, 2002, Corporate High Yield Fund II, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted           Shares Withheld
                                                                              For                 From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:   Terry K. Glenn                8,598,002                272,554
                                             Joe Grills                    8,597,042                273,514
                                             Robert S. Salomon Jr.         8,601,442                269,114
                                             Melvin R. Seiden              8,594,201                276,355
                                             Stephen B. Swensrud           8,594,213                276,343
---------------------------------------------------------------------------------------------------------------

                           Corporate High Yield Fund II, Inc., February 28, 2002

DEAR SHAREHOLDER

The High-Yield Market Overview

National and world events gripped the country's attention in the six months ended February 28, 2002. The high-yield market, like equities, was roiled by the events of September 11, recessionary fears, defaults and accounting scandals. High-yield spreads relative to comparable US Treasury bonds widened from 824 basis points (8.24%) at August 31, 2001 to 1,017 basis points at the September 27, 2001 trough. Earnings disappointments were the norm for much of the period, accompanied by lenders unwilling to continue funding weakened borrowers. The rate of defaults climbed during the period. High-profile defaults, such as Enron Corporation's, were riveting. Enron bonds plummeted from investment-grade status to distressed with only the briefest pause in the mainstream high-yield market. As such, the direct effect from Enron was minimal on the high-yield market as a whole. However, the contamination effect was much greater, spreading to both high-yield and investment-grade companies, such as Mirant Corporation, Calpine Corporation and AES Corporation, and to companies in other industries, such as Tyco International Ltd., WorldCom, Inc. and Qwest Communications International Inc.

As the period ended, high-yield market gyrations moderated. Improving economic and earnings news has given the market an optimistic tone. Emboldened by this and by the attractive yields offered in the high-yield markets, investors increased allocations to this asset class. Money has poured into the high-yield sector from both individual investors and large institutions such as pension funds. This has pushed the higher quality end of the high-yield spectrum to very tight spreads relative to comparable US Treasury bonds and has begun to create demand for more speculative, cyclical names.

Surprisingly, despite the high drama of the six-month period, the total return of the Credit Suisse First Boston (CSFB) High Yield Index was a modest -0.8% return, with the price declines almost offset with coupon earnings. We believe that the high-yield market in the near term will be choppy, but with an upward bias, reflecting perceived improvements and setbacks in the economy as it pulls itself out of recession. Solid recovery for the high-yield market will require a clearly improved earnings picture. Still, with the spread of the CSFB High Yield Index at 854 basis points over Treasury securities, a yield of 12.7% and a favorable technical wind at their backs, investors are paid to wait.

Fund Performance

For the six months ended February 28, 2002, the total investment return on the Fund's Common Stock was -4.45%, based on a change in the per share net asset value from $7.90 to $7.02, and assuming reinvestment of $0.534 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 14.99%. The Fund underperformed the benchmark CS First Boston High Yield Index's -0.78% total return for the same six-month period. Broadly, this reflects the negative effects of leverage in a market of declining prices. A significant source of loss was our exposure to Argentine corporate credits. Fundamentals for the companies were overwhelmed by the rapid deterioration in the Argentine economy, which resulted in widespread defaults. We modestly reduced exposure to these names as Argentina's outlook deteriorated, but we held positions, anticipating a resolution to the country's financial difficulties. With the current outlook for Argentina, there is little prospect for significant recovery of most of our positions. Slowing growth in wireless communications and in European cable companies worldwide also hurt performance. Potential funding gaps have hurt even those companies with successful operations, such as Telewest Communications, PLC in Great Britain.

Leverage Strategy

The Fund was on average about 27.7% leveraged during the six-month period ended February 28, 2002. Thus, the Fund borrowed the equivalent of 27.7% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On February 28, 2002, the Fund was 27.3% leveraged, having borrowed $33.2 million at a borrowing cost of 2.1%. While leverage will hurt total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, we intend to maintain our leverage position at near 25%, though that level may vary somewhat as we adjust portfolio holdings. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Given our generally constructive market outlook, but recognizing the risk of near term volatility, the Fund continues to hold a core of solid credits, while branching out into sectors that should improve with the economy. The stable sectors of the economy remain cable, utilities and health care. These are well represented in the Fund, and weighted at or above market weightings. We also have overweighted the broadcast, media and leisure sectors given solid asset values and favorable prospects for the economy. Despite the recovering economy, we still find risk to be excessive in the auto sector and in fixed line telecommunications because of the unfavorable competitive conditions in the marketplace. We continue to underweight those sectors.

In Conclusion

We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and
Portfolio Manager


/s/ B. Daniel Evans

B. Daniel Evans
Portfolio Manager

March 28, 2002

On April 1, 2002, Vincent T. Lathbury III retired from Merrill Lynch Investment Managers, L.P. (MLIM) after a 20-year career span. Mr. Lathbury joined MLIM in 1982 to help build the company's high-yield debt capability. A well-respected figure in the high-yield debt field, Mr. Lathbury has made many significant contributions to our fixed-income team including integrating our high-yield, emerging market and bank debt groups into one non-investment grade platform. Mr. Lathbury's colleagues at MLIM join the Fund's Board of Directors in thanking him for his many contributions and wishing him well in his retirement.

At this time, we are pleased to announce that in March 2002 B. Daniel Evans joined Elizabeth M. Phillips as Portfolio Manager of Corporate High Yield Fund, II, Inc. Mr. Evans joined the high-yield debt area of MLIM in December 2001. Prior to that time, he served as Senior Fund Analyst since 1994, specializing in high-yield and emerging market investments.


                                     2 & 3

                           Corporate High Yield Fund II, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                         S&P    Moody's       Face
INDUSTRIES             Ratings  Ratings      Amount                           Corporate Bonds                               Value
====================================================================================================================================
Airlines--0.7%           B        B2        $ 775,000   USAir Inc., 10.375% due 3/01/2013                                $   476,413
====================================================================================================================================
Automotive--2.5%         BBB-     Baa3        250,000   Arvinmeritor, 8.75% due 3/01/2012                                    255,567
                         BB+      Ba2         750,000   Autonation Inc., 9% due 8/01/2008                                    786,563
                         BB       Ba3         325,000   Dana Corporation, 9% due 8/15/2011                                   297,596
                         BBB-     Ba1         325,000   Navistar International, 9.375% due 6/01/2006                         338,000
                                                                                                                         -----------
                                                                                                                           1,677,726
====================================================================================================================================
Broadcasting--6.7%       CCC+     B3          500,000   Acme Television/Finance, 10.875% due 9/30/2004                       501,250
                                                        Australis Media Ltd. (b)(c):
                         NR*      NR*          50,655    15.75% due 5/15/2003                                                      0
                         NR*      NR*       2,961,000    15.75% due 5/15/2003 (a)                                                  0
                         CCC+     B3          275,000   Cumulus Media Inc., 10.375% due 7/01/2008                            291,500
                                                        Globo Comunicacoes e Participacoes, Ltd. (f):
                         B+       B1          750,000    10.50% due 12/20/2006                                               495,000
                         B+       B1          400,000    10.625% due 12/05/2008                                              248,000
                                                        Lin Holdings Corporation:
                         B-       Caa1        250,000    10.725%** due 3/01/2008                                             212,500
                         B-       Caa1      1,200,000    13.751%** due 3/01/2008                                           1,050,000
                         B-       B3          450,000   Salem Communications Holding Corporation, 9% due 7/01/2011           468,000
                         B        B2          500,000   Sinclair Broadcasting Group, 8.75% due 12/15/2011                    525,000
                                                        Young Broadcasting Inc.:
                         B-       B3          450,000    9% due 1/15/2006                                                    451,125
                         B        B2          250,000    8.50% due 12/15/2008 (f)                                            260,625
                                                                                                                         -----------
                                                                                                                           4,503,000
====================================================================================================================================
Cable--International--   CC       Ca          625,000   Cablevision SA, 13.75% due 5/01/2009 (b)                             118,750
1.3%                     CCC+     Caa1        900,000   Callahan Nordrhein-Westfalen, 14% due 7/15/2010                      261,000
                         CCC+     Caa1        900,000   Ekabel Hessen GmbH, 14.50% due 9/01/2010                             306,000
                         C        Ca        2,200,000   United Pan-Europe Communications, 13.512%** due 2/01/2010            209,000
                                                                                                                         -----------
                                                                                                                             894,750
====================================================================================================================================
Cable--US--5.7%          B+       B2        1,000,000   Adelphia Communications Corporation, 9.375% due 11/15/2009           987,500
                         BB+      Ba2         500,000   CSC Holdings Inc., 8.125% due 8/15/2009                              502,937
                         B+       B2        1,250,000   Charter Communications Holdings, 8.625% due 4/01/2009              1,137,500
                         B-       B3          925,000   Insight Communications, 12.25%** due 2/15/2011                       550,375
                         B+       B1          600,000   Insight Midwest, 10.50% due 11/01/2010                               645,000
                                                                                                                         -----------
                                                                                                                           3,823,312
====================================================================================================================================
Chemicals--4.7%                                         Equistar Chemicals LP:
                         NR*      B1          675,000    8.50% due 2/15/2004                                                 659,050
                         BB+      NR*         250,000    7.55% due 2/15/2026                                                 188,085
                         D        Ca        1,525,000   Huntsman Corporation, 9.50% due 7/01/2007 (b)(f)                     411,750
                         B-       Caa2        725,000   Huntsman ICI Holdings, 12.399%** due 12/31/2009                      171,281
                                                        ISP ChemCo.:
                         BB-      B2          250,000    10.25% due 7/01/2011                                                261,250
                         NR*      NR*         250,000    10.25% due 7/01/2011 (f)                                            261,250
                         B+       B2          500,000   ISP Holdings Inc., 10.625% due 12/15/2009 (f)                        511,250
                         BB-      Ba3         300,000   MacDermid Inc., 9.125% due 7/15/2011                                 312,000
                         BBB-     Ba1         325,000   Millennium America Inc., 9.25% due 6/15/2008                         333,124
                                                                                                                         -----------
                                                                                                                           3,109,040
====================================================================================================================================
Consumer Products--      BB+      Ba3       1,000,000   American Greetings, 11.75% due 7/15/2008                             970,000
5.0%                     B-       B2          325,000   Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                       342,875
                         B-       B2          654,000   Chattem, Inc., 8.875% due 4/01/2008                                  657,270
                         CC       Ca          500,000   Corning Consumer Products, 9.625% due 5/01/2008                       65,000
                         BB-      Ba3         250,000   Pennzoil-Quaker State, 10% due 11/01/2008 (f)                        266,250
                         CCC+     Caa2        950,000   Samsonite Corporation, 10.75% due 6/15/2008 (f)                      646,000
                         BB-      Ba3         350,000   Steinway Musical Instruments, 8.75% due 4/15/2011                    346,500
                         CCC+     Caa1        250,000   Syratech Corp., 11% due 4/15/2007                                     70,000
                                                                                                                         -----------
                                                                                                                           3,363,895
====================================================================================================================================
Energy--8.6%             B        B2          425,000   Dresser Inc., 9.375% due 4/15/2011                                   433,500
                         BB-      B1          750,000   El Paso Energy Partners, 8.50% due 6/01/2011                         765,000
                                                        Hanover Equipment (f):
                         BB       Ba3         225,000    Trust A, 8.50% due 9/01/2008                                        227,250
                         BB       Ba3         500,000    Trust B, 8.75% due 9/01/2011                                        502,500
                         CCC      B3        1,250,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                          1,087,500
                         BB       Ba3       1,000,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009              1,067,500
                         B+       B2          250,000   Stone Energy Corporation, 8.25% due 12/15/2011 (f)                   252,500
                         BB-      B1          550,000   Tesoro Petroleum Corp., 9% due 7/01/2008                             528,000
                         B-       B3          750,000   United Refining Co., 10.75% due 6/15/2007                            615,000
                         BB-      Ba3         250,000   Westport Resources Corp., 8.25% due 11/01/2011 (f)                   253,750
                                                                                                                         -----------
                                                                                                                           5,732,500
====================================================================================================================================
Financial--0.7%          D        Caa3      1,750,000   Amresco Inc., 9.875% due 3/15/2005 (b)                              446,250
====================================================================================================================================
Food/Tobacco--           CCC+     Caa1      1,000,000   Aurora Foods Inc., 8.75% due 7/01/2008                               935,000
5.7%                     B+       Ba3         250,000   Constellation Brands Inc., 8.125% due 1/15/2012                      259,375
                         B+       B2          750,000   Cott Beverages Inc., 8% due 12/15/2011 (f)                           765,938
                         CCC+     Caa1        600,000   New World Pasta Company, 9.25% due 2/15/2009                         564,000
                         BB       Ba1       1,000,000   Tricon Global Restaurants, Inc., 8.875% due 4/15/2011              1,077,500
                         NR*      NR*         825,000   Vlasic Foods International Inc., 10.25% due 7/01/2009 (b)            181,500
                                                                                                                         -----------
                                                                                                                           3,783,313
====================================================================================================================================


                                      4 & 5

                           Corporate High Yield Fund II, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                         S&P    Moody's       Face
INDUSTRIES             Ratings  Ratings      Amount                        Corporate Bonds                                   Value
====================================================================================================================================
Gaming--4.3%             NR*      NR*      $1,204,000   GB Property Funding Corp., 11% due 9/29/2005                      $1,011,360
                         NR*      NR*         208,923   Jazz Casino Company LLC, 4.659% due 3/31/2008                        129,532
                         B+       B2          400,000   Sun International Hotels, 8.875% due 8/15/2011                       399,000
                                                        Venetian Casino/LV Sands:
                         B-       Caa1        250,000    12.25% due 11/15/2004                                               262,500
                         CCC+     Caa3      1,000,000    14.25% due 11/15/2005                                             1,040,000
                                                                                                                          ----------
                                                                                                                           2,842,392
====================================================================================================================================
Government--1.2%         BB-      B1        1,000,000   Republic of Brazil, 10.125% due 5/15/2027                            786,000
====================================================================================================================================
Health Care--8.4%        B-       Caa1      1,500,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                 1,440,000
                         CCC+     B3          800,000   Extendicare Health Services, 9.35% due 12/15/2007                    700,000
                         B+       Ba2         700,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008             698,250
                         BB       Ba3       1,250,000   ICN Pharmaceuticals Inc., 8.75% due 11/15/2008                     1,504,688
                         CCC+     B3          500,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                        513,750
                         B-       B3          875,000   Magellan Health Services, 9% due 2/15/2008                           721,875
                         D        NR*       1,250,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (b)                 12,500
                                                                                                                          ----------
                                                                                                                           5,591,063
====================================================================================================================================
Housing--6.0%            B+       B2        1,500,000   Building Materials Corporation, 8% due 12/01/2008                  1,170,000
                         BB-      Ba3       1,500,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                  1,501,875
                         CCC+     B3          850,000   US Industries Inc., 7.125% due 10/15/2003                            697,000
                         CCC+     B3          875,000   USI American Holdings Inc., 7.25% due 12/01/2006                     665,000
                                                                                                                          ----------
                                                                                                                           4,033,875
====================================================================================================================================
Information              B+       B1        1,000,000   Amkor Technology Inc., 9.25% due 5/01/2006                           942,500
Technology--2.5%         B-       B3          850,000   SCG Holdings Corporation, 12% due 8/01/2009                          476,000
                         BB+      Ba1         275,000   Solectron Corporation, 9.625% due 2/15/2009                          275,000
                                                                                                                          ----------
                                                                                                                           1,693,500
====================================================================================================================================
Leisure--9.9%            CCC      Caa3        125,000   AMC Entertainment Inc., 9.875% due 2/01/2012 (f)                     119,688
                         BB-      Ba3         750,000   Felcor Lodging LP, 9.50% due 9/15/2008                               785,625
                         BB-      Ba3         500,000   HMH Properties, Inc., 8.45% due 12/01/2008                           501,250
                         BBB-     Ba1         375,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                       377,981
                         BB-      Ba3       1,250,000   Host Marriott LP, 8.375% due 2/15/2006                             1,250,000
                         BBB-     Ba1         500,000   ITT Corporation, 7.75% due 11/15/2025                                429,920
                                                        Intrawest Corporation:
                         B+       B1          475,000    9.75% due 8/15/2008                                                 479,750
                         B+       B1          875,000    10.50% due 2/01/2010                                                905,625
                                                        Meristar Hospitality Corp.:
                         B+       B1          350,000    9% due 1/15/2008                                                    348,250
                         B+       B1          250,000    10.50% due 6/15/2009 (f)                                            262,500
                         B        B3          925,000   Six Flags Inc., 9.50% due 2/01/2009                                  943,500
                         B        B2          250,000   Vail Resorts Inc., 8.75% due 5/15/2009 (f)                           253,750
                                                                                                                          ----------
                                                                                                                           6,657,839
====================================================================================================================================
Manufacturing--4.7%      B        B3          625,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                         587,500
                         B-       Caa1        750,000   Eagle-Picher Industries, 9.375% due 3/01/2008                        487,500
                         CCC+     Caa2      1,250,000   Foamex LP, 13.50% due 8/15/2005                                    1,106,250
                         B        B2          400,000   Terex Corporation, 9.25% due 7/15/2011                               412,000
                         BBB      Baa1        600,000   Tyco International Group, SA, 6.375% due 2/15/2006                   546,642
                                                                                                                          ----------
                                                                                                                           3,139,892
====================================================================================================================================
Media--                  B-       B3          850,000   Advanstar Communications, 12% due 2/15/2011                          697,000
Diversified--6.1%        BBB-     Baa3        250,000   Belo (A.H.) Corporation, 8% due 11/01/2008                           258,974
                         B+       B1          250,000   Corus Entertainment Inc., 8.75% due 3/01/2012 (f)                    247,965
                         B        B2        1,500,000   MDC Communications Corporation, 10.50% due 12/01/2006              1,155,000
                                                        Primedia, Inc.:
                         BB-      B1          925,000    7.625% due 4/01/2008                                                753,875
                         BB-      B1          300,000    8.875% due 5/15/2011                                                261,750
                         B        B2        1,150,000   Yell Finance BV, 13.50%** due 8/01/2011                              690,000
                                                                                                                          ----------
                                                                                                                           4,064,564
====================================================================================================================================
Metals/Minerals--        B-       B3        1,323,000   Great Lakes Carbon Corp., 10.25% due 5/15/2008 (c)                   793,800
3.9%                     BB       Ba3         725,000   Luscar Coal Ltd., 9.75% due 10/15/2011 (f)                           769,406
                         NR*      B1          625,000   Oregon Steel Mills, 11% due 6/15/2003                                625,000
                         NR*      NR*         500,000   Republic Technologies, 13.75% due 7/15/2009 (b)                       32,500
                         B-       B2          250,000   Ucar Finance Inc., 10.25% due 2/15/2012 (f)                          256,875
                         B-       Caa2        350,000   WCI Steel Inc., 10% due 12/01/2004                                   161,000
                                                                                                                          ----------
                                                                                                                           2,638,581
====================================================================================================================================
Packaging--1.9%          B-       Caa1        225,000   Huntsman Packaging Corporation, 13% due 6/01/2010                    238,500
                         BB       B2          650,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009 (f)             661,375
                         B-       B3          175,000   Tekni-Plex Inc., 12.75% due 6/15/2010                                179,375
                         CCC+     Caa1        500,000   US Can Corporation, 12.375% due 10/01/2010                           192,500
                                                                                                                          ----------
                                                                                                                           1,271,750
====================================================================================================================================
Paper--4.5%              B-       B3        1,150,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)                 1,173,000
                         BB-      Ba1         350,000   Caraustar Industries Inc., 9.875% due 4/01/2011                      365,750
                                                        Doman Industries Limited:
                         CCC+     Caa1      1,000,000    8.75% due 3/15/2004                                                 230,000
                         B        B3          500,000    12% due 7/01/2004                                                   470,000
                         B+       B2          250,000   Graphic Packaging Corporation, 8.625% due 2/15/2012 (f)              258,750
                         BB       Ba2         525,000   Norske Skog, 8.625% due 6/15/2011 (f)                                535,500
                                                                                                                          ----------
                                                                                                                           3,033,000
====================================================================================================================================


                                     6 & 7

                           Corporate High Yield Fund II, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                         S&P    Moody's       Face
INDUSTRIES             Ratings  Ratings      Amount                        Corporate Bonds                                  Value
====================================================================================================================================
Services--3.6%           B+       Ba2      $  250,000   Airgas Inc., 9.125% due 10/01/2011                               $   262,500
                         B-       B3          750,000   Albecca Inc., 10.75% due 8/15/2008                                   836,250
                         B        B2          250,000   Coinmach Corporation, 9% due 2/01/2010 (f)                           258,750
                         CCC      Ca        1,250,000   Neff Corp., 10.25% due 6/01/2008                                     750,000
                         B-       B3          325,000   Williams Scotsman Inc., 9.875% due 6/01/2007 (f)                     321,750
                                                                                                                         -----------
                                                                                                                           2,429,250
====================================================================================================================================
Telecommunications--     B+       B1          250,000   Echostar DBS Corporation, 9.125% due 1/15/2009 (f)                   253,438
6.9%                     B-       B3          750,000   Fairpoint Communications, 12.50% due 5/01/2010                       746,250
                         B-       Ca        1,500,000   GT Group Telecom, 13.25%** due 2/01/2010                              97,500
                                                        L-3 Communications Corp.:
                         B+       Ba3         650,000    10.375% due 5/01/2007                                               689,000
                         B+       Ba3         750,000    8.50% due 5/15/2008                                                 778,125
                         B        Caa1        761,000   Loral Cyberstar Inc., 10% due 7/15/2006                              525,090
                         CCC      C           750,000   NTL Communications Corporation, 7% due 12/15/2008                     95,625
                         D        NR*       1,300,000   PSINet Inc., 11% due 8/01/2009 (b)                                   117,000
                         B        Ba3         425,000   Panamsat Corporation, 8.50% due 2/01/2012 (f)                        422,875
                                                        TeleWest Communications PLC:
                         B        B2          400,000    11% due 10/01/2007                                                  220,000
                         B        B2          700,000    11.25% due 11/01/2008                                               392,000
                         NR*      NR*         550,000   Telewest Finance, 6% due 7/07/2005 (Convertible)                     280,500
                                                                                                                         -----------
                                                                                                                           4,617,403
====================================================================================================================================
Transportation--4.3%     D        NR*       1,250,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (b)(f)                   275,000
                         B+       B1        1,250,000   Sea Containers Ltd., 12.50% due 12/01/2004                         1,087,500
                         BB-      B1        1,000,000   TFM, SA de CV, 11.939%** due 6/15/2009                               910,000
                         BB-      Ba2         575,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                    595,124
                         NR*      NR*         539,255   Trism, Inc., 12% due 2/15/2005 (b)(e)                                 10,785
                                                                                                                         -----------
                                                                                                                           2,878,409
====================================================================================================================================
Utility--11.8%                                           The AES Corporation:
                         BB       Ba1         125,000    8.75% due 12/15/2002                                                110,000
                         B+       Ba2         100,000    10.25% due 7/15/2006                                                 44,000
                         B+       Ba2         500,000    8.375% due 8/15/2007                                                210,000
                         BB       Ba1       1,250,000    9.375% due 9/15/2010                                                812,500
                         B+       B1          600,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                           258,000
                         BB+      Ba1         750,000   Avista Corporation, 9.75% due 6/01/2008                              790,865
                                                        Calpine Corporation:
                         BB+      Ba1         250,000    8.25% due 8/15/2005                                                 180,729
                         BB+      Ba1         200,000    4% due 12/26/2006 (Convertible) (f)                                 151,000
                         BB+      Ba1         500,000    8.625% due 8/15/2010                                                353,574
                         BB+      Ba1         950,000    8.50% due 2/15/2011                                                 684,146
                         BBB-     Ba1         500,000   Mirant Americas Generating Inc., 8.30% due 5/01/2011                 425,000
                         BB-      Ba2       1,200,000   Mission Energy Holdings, 13.50% due 7/15/2008                      1,212,000
                         NR*      NR*       2,359,521   Tucson Electric & Power Co., 10.21% due 1/01/2009 (d)(e)           2,678,151
                                                                                                                         -----------
                                                                                                                           7,909,965
====================================================================================================================================
Wireless                 B-       Caa1      1,200,000   American Tower Corporation, 9.375% due 2/01/2009                     792,000
Communications--         C        Ca        1,700,000   CTI Holdings SA, 18.086%** due 4/15/2008 (b)                         136,000
5.2%                     NR*      NR*         550,000   Celcaribe SA, 14.50% due 3/15/2004                                   297,000
                         B        B3          450,000   Crown Castle International Corp., 9.375% due 8/01/2011               330,750
                         B        B1          450,000   Nextel Communications, Inc., 9.50% due 2/01/2011                     276,750
                         CCC+     B3        1,000,000   Nextel Partners Inc., 12.576%** due 2/01/2009                        470,000
                         CCC+     Caa3      1,550,000   Spectrasite Holdings Inc., 12.875%** due 3/15/2010                   325,500
                         B        B1        1,000,000   Western Wireless Corp., 10.50% due 2/01/2007                         840,000
                                                                                                                         -----------
                                                                                                                           3,468,000
====================================================================================================================================
Wireless                 D        Ca          500,000   Dolphin Telecom PLC, 17.456%** due 6/01/2008 (b)                          50
Communications--         C        Ca        1,750,000   McCaw International Ltd., 12.829%** due 4/15/2007 (b)                122,500
International--2.8%      B-       Caa1      1,900,000   Millicom International Cellular, 13.50% due 6/01/2006              1,121,000
                         D        Ca          600,000   Nextel International Inc., 12.75% due 8/01/2010 (b)                   42,000
                         CCC+     Ca          778,000   Telesystem International Wireless, 10.92% due 12/30/2003             616,565
                                                                                                                         -----------
                                                                                                                           1,902,115
====================================================================================================================================
                                                        Total Investments in Corporate Bonds (Cost--$110,152,133)
                                                        --129.6%                                                          86,767,797
====================================================================================================================================

                                               Shares
                                                Held           Stocks & Warrants
====================================================================================================================================
Automotive--0.0%                                1,000   Allied Signal Litigation Trust                                             0
                                                1,000   Breed Creditors Litigation Trust                                           0
                                                                                                                             -------
                                                                                                                                   0
====================================================================================================================================
Energy--0.2%                                   49,000   Seabulk International, Inc. (b)                                      147,000
====================================================================================================================================
Food/Tobacco--                                 17,711   Aurora Foods Inc. (b)(f)                                              81,471
0.1%
====================================================================================================================================
Gaming--0.2%                                   58,904   GB Holdings Inc. (b)                                                 153,150
                                                4,321   JCC Holding Company (b)                                                6,482
                                                                                                                             -------
                                                                                                                             159,632
====================================================================================================================================
Leisure--0.1%                                  17,770   On Command Corporation (b)                                            56,864
                                                6,417   On Command Corporation (Warrants) (g)                                  1,219
                                                                                                                             -------
                                                                                                                              58,083
====================================================================================================================================
Metals/Minerals--                              57,296   New Metal Management (b)                                              57,296
0.1%                                              500   Republic Technologies (Warrants) (g)                                       5
                                                                                                                             -------
                                                                                                                              57,301
====================================================================================================================================
Packaging--0.0%                                 1,000   Pliant Corporation (Warrants) (g)                                      2,000
====================================================================================================================================
Paper & Forest                                  1,000   APP China Group Ltd. (Warrants) (f)(g)                                     0
Products--0.0%
====================================================================================================================================
Retail--0.0%                                    1,873    Grand Union Co. (Warrants) (g)                                           19
====================================================================================================================================


                                     8 & 9

                           Corporate High Yield Fund II, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                               Shares
INDUSTRIES                                      Held           Stocks & Warrants                                          Value
===================================================================================================================================
Telecommunications--                            1,500   GT Group Telecom (Warrants) (f)(g)                             $      6,000
0.0%                                            7,504   Loral Space & Communications (Warrants) (g)                           7,504
                                                                                                                       ------------
                                                                                                                             13,504
===================================================================================================================================
Transportation--0.0%                           34,153   Trism, Inc. (b)                                                         717
===================================================================================================================================
Wireless                                        2,070   Comunicacion Celular SA (Warrants) (f)(g)                             2,070
Communications--
0.0%
===================================================================================================================================
                                                        Total Investments in Stocks & Warrants
                                                        (Cost--$5,237,974)--0.7%                                            521,797
===================================================================================================================================

                                               Face
                                              Amount                       Short-Term Securities
===================================================================================================================================
Commercial                                   $322,000   General Motors Acceptance Corp., 1.98% due 3/01/2002                322,000
Paper***--0.5%
===================================================================================================================================
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$322,000)--0.5%                                              322,000
===================================================================================================================================
                                                        Total Investments (Cost--$115,712,107)--130.8%                   87,611,594
                                                        Liabilities in Excess of Other Assets--(30.8%)                  (20,650,673)
                                                                                                                       ------------
                                                        Net Assets--100.0%                                             $ 66,960,921
                                                                                                                       ============
===================================================================================================================================

  *   Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b)   Non-income producing security.
(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $2,678,000, representing 4.0% of net assets.

      --------------------------------------------------------------------------
                                            Acquisition
      Issue                                    Date         Cost         Value
      --------------------------------------------------------------------------
      Tucson Electric & Power Co., 10.21%
      due 1/01/2009                          3/23/1994   $2,312,331   $2,678,151
      --------------------------------------------------------------------------
      Total                                              $2,312,331   $2,678,151
                                                         ==========   ==========
      --------------------------------------------------------------------------

(e)   Subject to principal paydowns.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of February 28, 2002
===================================================================================================================================
Assets:       Investments, at value (identified cost--$115,712,107) .................................                 $  87,611,594
              Receivables:
                Securities sold .....................................................................   $ 3,315,824
                Interest ............................................................................     2,187,587       5,503,411
                                                                                                        -----------
              Prepaid expenses ......................................................................                        26,071
                                                                                                                      -------------
              Total assets ..........................................................................                    93,141,076
                                                                                                                      -------------
===================================================================================================================================
Liabilities:  Loans .................................................................................                    24,900,000
              Payables:
                Securities purchased ................................................................     1,173,876
                Custodian bank ......................................................................        36,426
                Investment adviser ..................................................................        31,755
                Interest on loans ...................................................................        10,658       1,252,715
                                                                                                        -----------
              Accrued expenses and other liabilities ................................................                        27,440
                                                                                                                      -------------
              Total liabilities .....................................................................                    26,180,155
                                                                                                                      -------------
===================================================================================================================================
Net Assets:   Net assets ............................................................................                 $  66,960,921
                                                                                                                      =============
===================================================================================================================================
Capital:      Common Stock, $.10 par value, 200,000,000 shares authorized ...........................                 $     953,375
              Paid-in capital in excess of par ......................................................                   130,185,522
              Undistributed investment income--net ..................................................                       896,890
              Accumulated realized capital losses on investments--net ...............................                   (36,974,353)
              Unrealized depreciation on investments--net ...........................................                   (28,100,513)
                                                                                                                      -------------
              Total capital--Equivalent to $7.02 per share based on 9,533,752 shares of Common Stock
              outstanding (market price--$7.99) .....................................................                 $  66,960,921
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.


                                    10 & 11

                           Corporate High Yield Fund II, Inc., February 28, 2002

STATEMENT OF OPERATIONS

                        For the Six Months Ended February 28, 2002
==========================================================================================================
Investment Income:      Interest ...............................................              $  5,773,776
                        Other ..................................................                    35,230
                                                                                              ------------
                        Total income ...........................................                 5,809,006
                                                                                              ============
==========================================================================================================
Expenses:               Loan interest expense ..................................   $350,947
                        Investment advisory fees ...............................    230,319
                        Professional fees ......................................     51,097
                        Borrowing costs ........................................     34,500
                        Accounting services ....................................     21,186
                        Directors' fees and expenses ...........................     18,501
                        Transfer agent fees ....................................     17,163
                        Printing and shareholder reports .......................     17,131
                        Listing fees ...........................................     11,855
                        Pricing services .......................................      7,033
                        Custodian fees .........................................      5,268
                        Other ..................................................      8,080
                                                                                   --------
                        Total expenses .........................................                   773,080
                                                                                              ------------
                        Investment income--net .................................                 5,035,926
==========================================================================================================
Realized &              Realized loss on investments--net ......................                (9,348,957)
Unrealized Gain (Loss)  Change in unrealized depreciation on investments--net ..                 1,077,604
On Investments--Net:                                                                          ------------
                        Net Decrease in Net Assets Resulting from Operations ...              $ (3,235,427)
                                                                                              ============
==========================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 For the Six           For the
                                                                                 Months Ended         Year Ended
                                                                                 February 28,         August 31,
                  Increase (Decrease) in Net Assets:                                 2002                2001
=================================================================================================================
Operations:       Investment income--net .................................       $  5,035,926        $ 10,657,884
                  Realized loss on investments--net ......................         (9,348,957)         (9,441,275)
                  Change in unrealized depreciation on investments--net ..          1,077,604          (7,305,641)
                                                                                 ------------        ------------
                  Net decrease in net assets resulting from operations ...         (3,235,427)         (6,089,032)
                                                                                 ------------        ------------
=================================================================================================================
Dividends to      Dividends to shareholders from investment income--net ..         (5,058,387)        (10,847,791)
Shareholders:                                                                    ------------        ------------
=================================================================================================================
Capital Share     Value of shares issued to Common Stock shareholders
Transactions:     in reinvestment of dividends ...........................            745,129           1,072,322
                                                                                 ------------        ------------
=================================================================================================================
Net Assets:       Total decrease in net assets ...........................         (7,548,685)        (15,864,501)
                  Beginning of period ....................................         74,509,606          90,374,107
                                                                                 ------------        ------------
                  End of period* .........................................       $ 66,960,921        $ 74,509,606
                                                                                 ============        ============
=================================================================================================================
                 *Undistributed investment income--net ...................       $    896,890        $    213,307
                                                                                 ============        ============
=================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended February 28, 2002
====================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ......................    $ (3,235,427)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables .................................................         431,468
                           Decrease in other assets ................................................          19,696
                           Decrease in other liabilities ...........................................        (659,163)
                           Realized and unrealized loss on investments--net ........................       8,271,353
                           Amortization of discount ................................................      (1,211,071)
                                                                                                        ------------
                         Net cash provided by operating activities .................................       3,616,856
                                                                                                        ------------
====================================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ..............................      28,314,410
Investing Activities:    Purchases of long-term investments ........................................     (25,397,394)
                         Purchases of short-term investments--net ..................................        (320,614)
                                                                                                        ------------
                         Net cash provided by investing activities .................................       2,596,402
                                                                                                        ------------
====================================================================================================================
Cash Used for            Cash receipts from borrowings .............................................      17,700,000
Financing Activities:    Cash payments on borrowings ...............................................     (19,600,000)
                         Dividends paid to shareholders ............................................      (4,313,258)
                                                                                                        ------------
                         Net cash used for financing activities ....................................      (6,213,258)
                                                                                                        ------------
====================================================================================================================
Cash:                    Net increase in cash ......................................................              --
                         Cash at beginning of period ...............................................              --
                                                                                                        ------------
                         Cash at end of period .....................................................    $         --
                                                                                                        ============
====================================================================================================================
Cash Flow Information:   Cash paid for interest ....................................................    $    438,407
                                                                                                        ============
====================================================================================================================
Non-Cash                 Capital shares issued on reinvestment of dividends paid to shareholders ...    $    745,129
Financing Activities:                                                                                   ============
====================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                           Corporate High Yield Fund II, Inc., February 28, 2002

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios       For the
                   have been derived from information           Six Months
                   provided in the financial statements.           Ended           For the Year Ended August 31,
                                                               February 28,   ---------------------------------------
                   Increase (Decrease) in Net Asset Value:         2002         2001      2000      1999       1998
=====================================================================================================================
Per Share          Net asset value, beginning of period ..       $  7.90      $  9.71   $ 10.62   $  11.30   $  13.07
Operating                                                        -------      -------   -------   --------   --------
Performance:         Investment income--net+ .............           .53         1.14      1.23       1.30       1.33
                     Realized and unrealized loss on
                     investments--net ....................          (.88)       (1.80)     (.91)      (.63)     (1.77)
                                                                 -------      -------   -------   --------   --------
                   Total from investment operations ......          (.35)        (.66)      .32        .67       (.44)
                                                                 -------      -------   -------   --------   --------
                   Less dividends from investment
                   income--net ...........................          (.53)       (1.15)    (1.23)     (1.35)     (1.33)
                                                                 -------      -------   -------   --------   --------
                   Net asset value, end of period ........       $  7.02      $  7.90   $  9.71   $  10.62   $  11.30
                                                                 =======      =======   =======   ========   ========
                   Market price per share, end of period .       $  7.99      $  8.31   $  9.75   $10.4375   $ 11.125
                                                                 =======      =======   =======   ========   ========
=====================================================================================================================
Total Investment   Based on net asset value per share ....        (4.45%)++    (6.63%)    4.22%      6.08%     (4.10%)
Return:**                                                        =======      =======   =======   ========   ========
                   Based on market price per share .......         3.39%++     (2.19%)    6.48%      5.90%     (8.16%)
                                                                 =======      =======   =======   ========   ========
=====================================================================================================================
Ratios to Average  Expenses, excluding interest expense ..         1.26%*       1.23%     1.05%      1.07%       .89%
Net Assets:                                                      =======      =======   =======   ========   ========
                   Expenses ..............................         2.31%*       3.24%     3.29%      2.87%      2.06%
                                                                 =======      =======   =======   ========   ========
                   Investment income--net ................        15.04%*      13.10%    12.07%     11.62%     10.35%
                                                                 =======      =======   =======   ========   ========
=====================================================================================================================
Leverage:          Amount of borrowings outstanding,
                   end of period (in thousands) ..........       $24,900      $26,800   $28,100   $ 34,600   $ 32,900
                                                                 =======      =======   =======   ========   ========
                   Average amount of borrowings
                   outstanding during the period
                   (in thousands) ........................       $26,070      $28,007   $32,636   $ 34,078   $ 23,036
                                                                 =======      =======   =======   ========   ========
                   Average amount of borrowings
                   outstanding per share during
                   the period ............................       $  2.75      $  3.00   $  3.51   $   3.71   $   2.57
                                                                 =======      =======   =======   ========   ========
=====================================================================================================================
Supplemental       Net assets, end of period
Data:              (in thousands) ........................       $66,961      $74,510   $90,374   $ 98,643   $102,559
                                                                 =======      =======   =======   ========   ========
                   Portfolio turnover ....................        28.88%       51.51%    49.18%     56.58%     45.73%
                                                                 =======      =======   =======   ========   ========
=====================================================================================================================

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid


                                    14 & 15

                           Corporate High Yield Fund II, Inc., February 28, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

(or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $706,044 increase in cost of securities (which in return results in a corresponding $706,044 increase in net unrealized depreciation and a corresponding $706,044 increase in undistributed net investment income), based on securities held by the Fund as of August 31, 2001.

The effect of this change for the six months ended February 28, 2002 was to increase net investment income by $389,113, increase net unrealized depreciation by $495,070 and increase net realized capital losses by $600,087. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the six months ended February 28, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $1,889 for security price quotations to compute the net asset value of the Fund.

For the six months ended February 28, 2002, the Fund reimbursed FAM $2,355 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2002 were $26,571,270 and $31,630,234, respectively.

Net realized losses for the six months ended February 28, 2002 and net unrealized losses as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses               Losses
--------------------------------------------------------------------------------
Long-term investments ...............         $(9,348,957)         $(28,100,513)
                                              -----------          ------------
Total ...............................         $(9,348,957)         $(28,100,513)
                                              ===========          ============
--------------------------------------------------------------------------------

As of February 28, 2002, net unrealized depreciation for Federal income tax purposes aggregated $27,605,443, of which $3,659,425 related to appreciated securities and $31,264,868 related to depreciated securities. The aggregate cost of investments at February 28, 2002 for Federal income tax purposes was $115,217,037.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 28, 2002 and during the year ended August 31, 2001 increased by 101,856 and 128,111, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On June 1, 2001, the Fund renewed its $50,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money (i) through a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or
(ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended February 28, 2002, the average amount borrowed was approximately $26,070,000 and the daily weighted average interest rate was 2.76%. For the six months ended February 28, 2002, facility and commitment fees aggregated approximately $35,000.

6. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of approximately $18,653,000, of which $2,626,000 expires in 2003, $3,371,000 expires in 2004, $1,021,000 expires in 2005, $2,777,000 expires in 2007,
$2,336,000 expires in 2008 and $6,522,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On March 7, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.076190 per share, payable on March 29, 2002 to shareholders of record as of March 18, 2002.


                                    16 & 17

                           Corporate High Yield Fund II, Inc., February 28, 2002

PORTFOLIO INFORMATION

Ten Largest Holdings

                                                                                             Percent of
As of February 28, 2002                                                           Long-Term Investments
=======================================================================================================
Tucson Electric & Power Co.    This electric utility serves Tucson,
                               Arizona and surrounding areas. Our bonds
                               are secured lease obligation bonds on the
                               company's Springerville coal-fired power
                               generation plant.                                                   3.1%
-------------------------------------------------------------------------------------------------------
Forest City Enterprises Inc.   Forest City is a diversified real estate
                               developer. The company develops,
                               acquires, owns and manages commercial
                               and residential real estate projects in
                               21 states and the District of Columbia.                             1.8
-------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals Inc.       This pharmaceutical company manufactures
                               both prescription and non-prescription
                               products, including Rebetol,(R) used in
                               treating Hepatitis C.                                               1.7
-------------------------------------------------------------------------------------------------------
ALARIS Medical Systems, Inc.   ALARIS Medical, a health care products
                               company, manufactures intravenous
                               infusion therapy products and periodic
                               patient monitoring instruments. Brand
                               names include IMED, IVAC and
                               Instrumedix.                                                        1.7
-------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp.       Great Lakes Carbon is the largest
                               producer of calcined petroleum coke
                               (CPC) in the world. CPC is the principal
                               raw material for the manufacture of
                               carbon anodes, a necessary element in
                               the aluminum smelting process and
                               accordingly, a component used by every
                               primary aluminum smelter in the world.                              1.5
-------------------------------------------------------------------------------------------------------
HMH Properties, Inc./          HMH, a wholly-owned subsidiary of Host
Host Marriott LP               Marriott Corporation, owns or holds
                               controlling interests in 69 upscale and
                               luxury full-service hotels, comprising
                               the majority of Host Marriott's lodging
                               properties. The properties are generally
                               operated under the Marriott and
                               Ritz-Carlton brand names. Host Marriott
                               manages most of the properties for fees
                               based on revenues or operating profit.                              1.5
-------------------------------------------------------------------------------------------------------
Mission Energy Holdings        Mission Energy is the non-regulated
                               energy-generation subsidiary of Edison
                               International, an international electric
                               power generating company. Edison
                               International also owns California
                               utility Southern California Edison.                                 1.4
-------------------------------------------------------------------------------------------------------
Charter Communications         Charter Communications Holdings is a
Holdings                       cable television operator, with systems
                               in suburban areas of large- and
                               medium-sized cities in the United
                               States. Controlled by Microsoft
                               co-founder Paul Allen, the company is
                               the fourth largest cable operator in the
                               United States with 7.6 million
                               subscribers.                                                        1.3
-------------------------------------------------------------------------------------------------------
MDC Communications             MDC provides secure transaction products
Corporation                    and services and communications and
                               marketing services. The company offers
                               products such as checks, credit and
                               debit cards, airline and event tickets
                               and postage stamps.                                                 1.3
-------------------------------------------------------------------------------------------------------
Ainsworth Lumber Company       Ainsworth is a low cost producer of
                               oriented strand board building panels,
                               lumber and specialty plywood veneer. The
                               company's operations are in British
                               Columbia and Alberta, Canada, with
                               products sold worldwide.                                            1.3
-------------------------------------------------------------------------------------------------------

Portfolio Profile

The quality ratings of securities in the Fund as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating                                                 Long-Term Investments
--------------------------------------------------------------------------------
BBB ..................................................               3%
BB ...................................................              28
B ....................................................              47
CCC or lower .........................................              16
NR (Not Rated) .......................................               6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ...............................................             7.6%
Luxembourg ...........................................             1.9
Brazil ...............................................             1.8
Bermuda ..............................................             1.3
Norway ...............................................             1.2
--------------------------------------------------------------------------------

*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                    Long-Term Investments
--------------------------------------------------------------------------------
Utility ..............................................             9.1%
Leisure ..............................................             7.7
Energy ...............................................             6.7
Health Care ..........................................             6.4
Telecommunications ...................................             5.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ...............................            19.0%
Emerging Markets Holdings ............................             3.4
--------------------------------------------------------------------------------

*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity ...........................          6.5 Years
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Walter Mintz, Director of Corporate High Yield Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Mintz well in his retirement.

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

KYT

                                    18 & 19

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

Corporate High Yield Fund II, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed-income securities which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #16913--2/02